EXHIBIT 4.1

C0000000230 | M

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Number

00000000

Shares

* * * * 0 * * * * * * * * *
* * * * * 0 * * * * * * * *
* * * * * * 0 * * * * * * *
* * * * * * * 0 * * * * * *
* * * * * * * * 0 * * * * *

          INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT (ALBERTA)

THIS CERTIFIES THAT

**SPECIMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000
000Pengrowth*Energy*Trustzero****SPECIMEN70706P104
00000000Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy
*Trustzero****SPECIMEN70706P10400000000Pengrowth*E
nergy*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECI
MEN70706P10400000000Pengrowth*Energy*Trustzero****
SPECIMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECIMEN70706P1040000000
0Pengrowth*Energy*Trustzero****SPECIMEN70706P10400
000000Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy*T
rustzero****SPECIMEN70706P10400000000Pengrowth*Ene
rgy*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECIME
N70706P10400000000Pengrowth*Energy*Trustzero****SP SPECIMEN
ECIMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000000P
engrowth*Energy*Trustzero****SPECIMEN70706P1040000
0000Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy*Tru
stzero****SPECIMEN70706P10400000000Pengrowth*Energ
y*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECIMEN7
0706P10400000000Pengrowth*Energy*Trustzero****SPEC
IMEN70706P10400000000Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000000Pen
growth*Energy*Trustzero****SPECIMEN70706P104000000
00Pengrowth*Energy*Trustzero****SPECIMEN70706P10400000000Pengrowth*Energy*Trust
zero****SPECIMEN70706P10400000000Pengrowth*Energy*

                                                                CUSIP 70706P104

IS THE REGISTERED HOLDER OF

**070706P10400000000Pengrowth*Energy*Trustzero****070706P10400000000Pengrowth*E
nergy*Trustzero****070706P10400000000Pengrowth*Ene
rgy*Trustzero****070706P10400000000Pengrowth*Energy*Trustzero****070706P1040000
0000Pengrowth*Energy*Trustzero****070706P104000000
00Pengrowth*Energy*Trustzero****070706P10400000000Pengrowth*Energy*Trustzero***
*070706P10400000000Pengrowth*Energy*Trustzero****0
70706P10400000000Pengrowth*Energy*Trustzero****070706P10400000000Pengrowth*Ener
gy*Trustzero****070706P10400000000Pengrowth*Energy
*Trustzero****070706P10400000000Pengrowth*Energy*Trustzero****070706P1040000000
0Pengrowth*Energy*Trustzero****070706P10400000000P * * * 0 * * *
engrowth*Energy*Trustzero****070706P10400000000Pengrowth*Energy*Trustzero****07
0706P10400000000Pengrowth*Energy*Trustzero****0707
06P10400000000Pengrowth*Energy*Trustzero****070706P10400000000Pengrowth*Energy*
Trustzero****070706P10400000000Pengrowth*Energy*Tr
ustzero****070706P10400000000Pengrowth*Energy*Trustzero****070706P10400000000Pe
ngrowth*Energy*Trustzero****070706P10400000000Peng
rowth*Energy*Trustzero****070706P10400000000Pengrowth*Energy*Trustzero****07070
6P10400000000Pengrowth*Energy*Trustzero****070706P
10400000000Pengrowth*Energy*Trustzero****070706P10400000000Pengrowth*Energy*Tru
stzero****070706P10400000000Pengrowth*Energy*Trust

                                                              ISIN CA70706P1045

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL
                                      OF

transferable on the books of the Corporation only upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and
Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly
authorized officers.

                              Dated: Nov 30, 2010

President and Chief Executive Officer

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY, N.A.
(GOLDEN)
TRANSFER AGENT AND REGISTRAR

OR

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY OF CANADA
(CALGARY) (TORONTO) (MONTREAL) (VANCOUVER)
TRANSFER AGENT AND REGISTRAR

Chief Financial Officer

By
Authorized Officer

                        By ____________________________
                              Authorized Officer

The shares represented by this certificate are transferable at the offices of
Computershare Trust Company of Canada in Calgary, AB; Toronto, ON; Montreal, QC
and Vancouver, BC; and Computershare Trust Company, N.A. in Golden, CO

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THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE HAS RIGHTS, PRIVILEGES,
RESTRICTIONS OR CONDITIONS ATTACHED TO IT. THE CORPORATION WILL FURNISH TO
SHAREHOLDERS, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF THE
RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS
AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED
BY THE DIRECTORS, AND THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS,
PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

The  following  abbreviations  shall be  construed as though the words set forth
below  opposite  each   abbreviation   were  written  out  in  full  where  such
abbreviation appears:

TEN COM  -  as tenants in common            (Name) CUST (Name) UNIF  - (Name) as Custodian for
                                                                       (Name) under the

TEN ENT  -  as tenants by the entireties     GIFT MIN ACT (State)      (State) Uniform Gifts to
                                                                       Minors Act
JT TEN   -  as joint tenants with
            rights of survivorship and
            not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

                      Insert name and address of transferee

Shares represented by this certificate and does hereby irrevocably constitute and appoint the attorney of the  undersigned to transfer the said shares on the books of the
Corporation with full power of substitution in the premises.

DATED:
                          Signature of Shareholder        Signature of Guarantor
Signature Guarantee:

The signature on this  assignment  must correspond with the name as written upon the face of the  certificate(s),  in every  particular,  without  alteration  or enlargement, or any change whatsoever and must be guaranteed by a major Canadian
Schedule  I  chartered  bank or a member of an  acceptable  Medallion  Signature
Guarantee  Program (STAMP,  SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the  USA,  signature  guarantees  must  be done by  members  of a  "Medallion
Signature Guarantee Program" only.

Signature  guarantees are not accepted from Treasury Branches,  Credit Unions or
Caisses Populaires unless they are members of the Stamp Medallion Program.

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